SCHEDULE E
TO THE DISTRIBUTION AGREEMENT

CDSC Shares
(Class B Shares)
(Effective as of May 18, 2006)

Name of the Fund

Money Market Funds

Current Name	Prior Name
JPMorgan Prime Money Market Fund — Class B Shares	JPMorgan Prime Money Market Fund — Class B Shares

JPMorgan Liquid Assets Money Market Fund — Class B Shares	One Group Prime Money Market Fund — Class B Shares

JPMorgan U.S. Treasury Plus Money Market Fund — Class B Shares	One Group U.S. Treasury Securities Money Market Fund — Class B Shares

Equity Funds

Current Name	Prior Name
JPMorgan Capital Growth Fund — Class B Shares	JPMorgan Capital Growth Fund — Class B Shares

JPMorgan Diversified Fund — Class B Shares	JPMorgan Diversified Fund — Class B Shares

JPMorgan Dynamic Small Cap Fund — Class B Shares	JPMorgan Dynamic Small Cap Fund — Class B Shares

JPMorgan Emerging Markets Equity Fund — Class B Shares	JPMorgan Fleming Emerging Markets Equity Fund — Class B Shares

JPMorgan International Equity Fund — Class B Shares	JPMorgan Fleming International Equity Fund — Class B Shares

JPMorgan International Growth Fund — Class B Shares	JPMorgan Fleming International Growth Fund — Class B Shares

JPMorgan International Opportunities Fund — Class B Shares	JPMorgan Fleming International Opportunities Fund — Class B Shares

JPMorgan International Small Cap Equity Fund — Class B Shares	JPMorgan Fleming International Small Cap Equity Fund — Class B Shares

JPMorgan International Value Fund — Class B Shares	JPMorgan Fleming International Value Fund — Class B Shares

JPMorgan Intrepid European Fund — Class B Shares	JPMorgan Fleming Intrepid European Fund — Class B Shares

JPMorgan Japan Fund — Class B Shares	JPMorgan Fleming Japan Fund — Class B Shares

JPMorgan Global Healthcare Fund — Class B Shares (to be deleted upon liquidation)	JPMorgan Global Healthcare Fund — Class B Shares

JPMorgan Growth and Income Fund—Class B Shares	JPMorgan Growth and Income Fund — Class B Shares

Current Name	Prior Name
JPMorgan Market Neutral Fund — Class B Shares	JPMorgan Market Neutral Fund — Class B Shares

JPMorgan Growth Advantage Fund — Class B Shares	JPMorgan Mid Cap Growth Fund — Class B Shares

JPMorgan Mid Cap Value Fund — Class B Shares	JPMorgan Mid Cap Value Fund — Class B Shares

JPMorgan Small Cap Equity Fund — Class B Shares	JPMorgan Small Cap Equity Fund — Class B Shares

JPMorgan Tax Aware U.S. Equity Fund — Class B Shares	JPMorgan Tax Aware U.S. Equity Fund — Class B Shares

JPMorgan U.S. Equity Fund — Class B Shares	JPMorgan U.S. Equity Fund — Class B Shares

Undiscovered Managers Behavioral Growth Fund — Class B Shares	Undiscovered Managers Behavioral Growth Fund — Class B Shares

Undiscovered Managers Behavioral Value Fund — Class B Shares	Undiscovered Managers Behavioral Value Fund — Class B Shares

JPMorgan Realty Income Fund — Class B Shares	Undiscovered Managers REIT Fund — Class B Shares (this name change effective 12/31/05)

JPMorgan Intrepid Mid Cap Fund — Class B Shares	One Group Diversified Mid Cap Fund — Class B Shares and JPMorgan Diversified Mid Cap Fund — Class B Shares

JPMorgan Equity Income Fund — Class B Shares	One Group Equity Income Fund — Class B Shares

JPMorgan Equity Index Fund — Class B Shares	One Group Equity Index Fund — Class B Shares

JPMorgan International Equity Index Fund — Class B Shares	One Group International Equity Index Fund — Class B Shares

JPMorgan Large Cap Growth Fund — Class B Shares	One Group Large Cap Growth Fund — Class B Shares

JPMorgan Large Cap Value Fund — Class B Shares	One Group Large Cap Value Fund — Class B Shares

JPMorgan Market Expansion Index Fund — Class B Shares	One Group Market Expansion Index Fund — Class B Shares

JPMorgan Multi-Cap Market Neutral Fund — Class B Shares	One Group Market Neutral Fund — Class B Shares

JPMorgan Diversified Mid Cap Growth Fund — Class B Shares	One Group Mid Cap Growth Fund — Class B Shares

JPMorgan Diversified Mid Cap Value Fund — Class B Shares	One Group Mid Cap Value Fund — Class B Shares

Current Name	Prior Name
JPMorgan Small Cap Growth Fund — Class B Shares	One Group Small Cap Growth Fund — Class B Shares

JPMorgan Small Cap Value Fund — Class B Shares	One Group Small Cap Value Fund — Class B Shares

JPMorgan Technology Fund — Class B Shares (to be deleted upon liquidation)	One Group Technology Fund — Class B Shares

Fixed Income Funds

Current Name	Prior Name
JPMorgan Bond Fund — Class B Shares	JPMorgan Bond Fund — Class B Shares

JPMorgan Strategic Income Fund — Class B Shares	JPMorgan Global Strategic Income Fund — Class B Shares (name effective until 6/16/06)

JPMorgan Intermediate Tax Free Bond Fund — Class B Shares	JPMorgan Intermediate Tax Free Income Fund — Class B Shares

JPMorgan New York Tax Free Bond Fund — Class B Shares	JPMorgan New York Intermediate Tax Free Income Fund — Class B Shares

JPMorgan Arizona Municipal Bond Fund — Class B Shares	One Group Arizona Municipal Bond Fund — Class B Shares

JPMorgan Core Bond Fund — Class B Shares	One Group Bond Fund — Class B Shares

JPMorgan Government Bond Fund — Class B Shares	One Group Government Bond Fund — Class B Shares

JPMorgan High Yield Bond Fund — Class B Shares	One Group High Yield Bond Fund — Class B Shares

JPMorgan Core Plus Bond Fund — Class B Shares	One Group Income Bond Fund — Class B Shares

JPMorgan Intermediate Bond Fund — Class B Shares	One Group Intermediate Bond Fund — Class B Shares

JPMorgan Kentucky Municipal Bond Fund — Class B Shares	One Group Kentucky Municipal Bond Fund — Class B Shares

JPMorgan Louisiana Municipal Bond Fund — Class B Shares	One Group Louisiana Municipal Bond Fund — Class B Shares

JPMorgan Michigan Municipal Bond Fund — Class B Shares	One Group Michigan Municipal Bond Fund — Class B Shares

JPMorgan Municipal Income Fund — Class B Shares	One Group Municipal Income Fund — Class B Shares

JPMorgan Ohio Municipal Bond Fund — Class B Shares	One Group Ohio Municipal Bond Fund — Class B Shares

JPMorgan Short Duration Bond Fund — Class B Shares	One Group Short-Term Bond Fund — Class B Shares

JPMorgan Short Term Municipal Bond Fund — Class B Shares	One Group Short-Term Municipal Bond Fund — Class B Shares

JPMorgan Tax Free Bond Fund — Class B Shares	One Group Tax-Free Bond Fund — Class B Shares

JPMorgan Treasury & Agency Fund — Class B Shares	JPMorgan Treasury & Agency Fund — Class B Shares

Current Name	Prior Name
JPMorgan Ultra Short Duration Bond Fund — Class B Shares	One Group Ultra Short-Term Bond Fund — Class B Shares and JPMorgan Ultra Short Term Bond Fund — Class B Shares (name effective until 7/1/06)

JPMorgan West Virginia Municipal Bond Fund — Class B Shares	One Group West Virginia Municipal Bond Fund — Class B Shares

Investor Funds

Current Name	Prior Name
JPMorgan Investor Balanced Fund — Class B Shares	One Group Investor Balanced Fund — Class B Shares

JPMorgan Investor Conservative Growth Fund — Class B Shares	One Group Investor Conservative Growth Fund — Class B Shares

JPMorgan Investor Growth & Income Fund — Class B Shares	One Group Investor Growth & Income Fund — Class B Shares

JPMorgan Investor Growth Fund — Class B Shares	One Group Investor Growth Fund — Class B Shares

J.P. Morgan Fleming Mutual Fund Group, Inc.
J.P. Morgan Mutual Fund Group
J.P. Morgan Mutual Fund Investment Trust
Undiscovered Managers Funds
J.P. Morgan Fleming Series Trust
J.P. Morgan Series Trust II
JPMorgan Trust I
JPMorgan Trust II
JPMorgan Insurance Trust
Each on behalf of itself and each of its Funds

By:	/s/ Robert L. Young

Name:	Robert L. Young

Title:	Senior Vice President

JPMORGAN DISTRIBUTION SERVICES, INC.

By:	/s/ Nancy E. Fields

Name:	Nancy E. Fields

Title:	Vice President